Basic and Diluted Net Loss Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Basic and Diluted Net Loss Per Share
(17)	Basic and Diluted Net Loss Per Share
The following table sets forth the computation of the Company’s basic and diluted net loss per share attributable to common stockholders for the years ended December 31, 2021 and 2020 (in thousands, except share and per share amounts):

	For the Years Ended December 31,
	2021	2020
Numerator:
Net loss attributable to common stockholder, basic and diluted	$(63,544)	$(35,835)
Denominator:
Weighted average shares of common stock outstanding, basic and diluted	64,938,930	57,247,816
Net loss per share attributable to common stockholder, basic and diluted	$(0.98)	$(0.63)
Basic and diluted net loss per share attributable to common stockholders is the same for the years ended December 31, 2021 and 2020 because the inclusion of potential shares of common stock would have been anti-dilutive for the periods presented.
The following table presents the potential common shares outstanding that were excluded from the computation of diluted net loss per share of common stock as of the periods presented because including them would have been antidilutive:

	As of December 31,
	2021	2020
Stock options and RSUs issued and outstanding	15,257,453	10,167,927
Convertible notes	9,149,687	2,123,867

Potential common shares excluded from diluted net loss per share	24,407,140	12,291,794

The above tables exclude Sensata warrants totaling 2,500,000 which are exercisable upon a contingent event which is the Closing as defined in the Merger Agreement (per Note 1) into the new Quanergy shares.